UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 24, 2019

EXACT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35092	02-0478229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

441 Charmany Drive

Madison, WI  53719

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (608) 284-5700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EXAS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement

On July 25, 2019, the stockholders of Exact Sciences Corporation (the “Company”) approved the Company’s 2019 Omnibus Long-Term Incentive Plan (the “2019 Plan”).  A description of the terms and conditions of the 2019 Plan is set forth in the Company’s Proxy Statement for the 2019 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) as filed with the Securities and Exchange Commission on April 30, 2019 (the “2019 Proxy Statement”) under the heading “Proposal 4 - Approval of Exact Sciences Corporation 2019 Omnibus Long-Term Incentive Plan”, which such description is incorporated by reference herein.  This summary is qualified in its entirety by the full text of the 2019 Plan set forth in Appendix A to the 2019 Proxy Statement, which is also incorporated by reference herein.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation and Appointment of Directors

On July 24, 2019, Mr. David A. Thompson submitted his resignation as a Class II member of the Company’s Board of Directors (“Board”).

On July 25, 2019, the Board appointed Mr. Andrew Slavitt as a Class I member of the Board and Mr. Pierre Jacquet as a Class III member of the Board.  Mr. Jacquet will serve on the Board’s Audit and Finance Committee and Innovation, Technology and Pipeline Committee.

Mr. Jacquet, age 52, is a Managing Director and Global Head of L.E.K. Consulting’s Healthcare practice.  He has served as in a variety of leadership roles for L.E.K., including the firm’s Global Leadership Team, the Americas management committee and various partner operating committees since 2001.

Mr. Jacquet has spent more than two decades focused on corporate strategy consulting, merger and acquisition advisory services, and value management both domestically and internationally. A former physician, he worked with Arthur D. Little from 1998 to 2000 as a manager of its pharmaceutical practice and performed business development for Genzyme in 1997.  During his medical career, he was a Fellow at the Washington Cancer Institute from 1993 to 1996, where he authored over 40 publications and presentations.  Mr. Jacquet has served on the Advisory Board of Life Science Cares since 2017.

Mr. Jacquet earned a Master of Business Administration from the Darden Graduate School at the University of Virginia in 1998 and was awarded a Doctor of Medicine with high distinction in 1991 and a Doctor of Philosophy in biomedical sciences in 1996 from the University of Liège in Belgium.

Mr. Slavitt, age 52, is the founder and General Partner of Town Hall Ventures, which invests in healthcare innovations in vulnerable communities, a position he has held since 2018.  Prior to that he served as the Acting Administrator for the Centers for Medicare & Medicaid Services, from 2015 to 2017, and as Group Executive Vice President of Optum, UnitedHealth Group’s health services platform, from 2012 to 2014. From 2006 through 2011, Mr. Slavitt was the CEO of OptumInsight (formerly Ingenix), a UnitedHealth Group subsidiary. He serves on the Board of Directors of United States of Care, a national non-profit health think-tank and advocacy organization, is co-chair of the Future of Healthcare Initiative at the Bipartisan Policy Center, and previously served as a director of Capella Eduction Company, an eduction services company (formerly Nasdaq: CPLA).  Mr. Slavitt received his MBA from Harvard Business School and bachelor of arts and bachelor of science degrees from the University of Pennsylvania.

From November 2017 through July 2019, Mr. Slavitt provided advisory services to the Company pursuant to a consulting services agreement.  Mr. Slavitt was paid a total of $180,000 for services provided under this consulting agreement during 2018.

Messrs. Slavitt and Jacquet will receive compensation for their service as directors in accordance with the Company’s Non-Employee Director Compensation Policy (the “Director Compensation Policy”), which is described under the caption “Compensation Policy for Non-Employee Directors” in the 2019 Proxy Statement.  Pursuant to the Director Compensation Policy, in connection with their initial appointment to the Board of Directors, on July 25, 2019 each of Mr. Jacquet and Mr. Slavitt received a grant of 3,232 shares of restricted stock.

Stockholder Approval of 2019 Plan

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

Annual Meeting Results

On July 25, 2019, the Company held the Annual Meeting. The certified results of the matters voted upon at the Annual Meeting, which are more fully described in the 2019 Proxy Statement, are as follows:

The Company’s stockholders elected the two nominees to the Company’s Board of Directors to serve for three-year terms as Class I directors, with the votes cast as follows:

Director Name	For	Withheld	Broker Non- Votes
Kevin T. Conroy	89,272,223	2,232,447	27,159,546
Katherine S. Zanotti	89,709,246	1,795,424	27,159,546

The Company’s stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2019, with votes cast as follows:

For	Against	Abstain
118,095,693	343,993	224,529

The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, with votes cast as follows:

For	Against	Abstain	Broker Non- Votes
81,130,134	10,208,424	166,111	27,159,546

The Company’s stockholders approved the adoption of the 2019 Plan, with votes cast as follows:

For	Against	Abstain	Broker Non- Votes
82,965,777	8,377,531	161,362	27,159,546

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT SCIENCES CORPORATION

Date: July 26, 2019	By:	/s/ Jeffrey T. Elliott
Jeffrey T. Elliott
Chief Financial Officer